STOCK REPURCHASE PROGRAM	12 Months Ended
Dec. 31, 2013
Stock Repurchase Program
NOTE J - STOCK REPURCHASE PROGRAM

On August 22, 2011, the Company announced that the Board of Directors approved a share repurchase program to repurchase up to $2,000,000 of shares of its common stock over the next 12 months (“Share Repurchase Program”). The common stock may be repurchased from time to time in open market transactions or privately negotiated transactions in the Company’s discretion. The timing and amount of the shares repurchased will be determined by management based on its evaluation of market conditions and other factors. The repurchase program may be increased, suspended or discontinued at any time. On January 31, 2012, the Board of Directors increased the Share Repurchase Program to repurchase up to an additional $2,000,000 (or an aggregate of $4,000,000) of the Company's common stock. On January 14, 2013, the Board of Directors increased the Share Repurchase Program to repurchase up to an additional $1,000,000 (or an aggregate of $5,000,000) of the Company’s common stock over the next 12 months.

On December 10, 2013, the Board of Directors further increased the Share Repurchase up to an additional $2,000,000 shares of common stock over the next 12 months (for a total of up to $7,000,000 since inception of the Share Repurchase Program). During the year ended December 31, 2013, the Company repurchased an aggregate of 1,086,872 shares of common stock pursuant to its Share Repurchase Program at a cost of $1,485,732 or an average price per share of $1.37.